Rule 497(e)
                                                 File Nos. 33-5819 and 811-5034


                                   SUPPLEMENT

                          DATED SEPTEMBER 27, 2001 TO
               PROSPECTUSES DATED JULY 12, 2001 AND JUNE 19, 2001


                 SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND
                SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND
                 SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND
                         SALOMON BROTHERS MID CAP FUND


The following information revises and supersedes, as applicable, the information contained in the prospectuses of the Funds. The initial sales charge applicable to purchases of Class 2 shares will be waived on purchases of such shares occurring from September 27, 2001 through and including October 12, 2001. Other charges and fees applicable to such shares will remain the same including the one percent charge if an investor redeems within one year of purchase.